Exhibit 21
CREDIT ACCEPTANCE CORPORATION
SCHEDULE OF CREDIT ACCEPTANCE CORPORATION SUBSIDIARIES
As of December 31, 2025

The following is a list of subsidiaries as of the date of this filing of Credit Acceptance Corporation, other than subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as defined by the Securities and Exchange Commission Regulation S-X.

Buyers Vehicle Protection Plan, Inc
CAC International Holdings, LLC
CAC Reinsurance, Ltd.
CAC Scotland
CAC Warehouse Funding LLC II
CAC Warehouse Funding LLC IV
CAC Warehouse Funding LLC V
CAC Warehouse Funding LLC VI
CAC Warehouse Funding LLC VIII
Credit Acceptance Auto Loan Trust 2019-3
Credit Acceptance Auto Loan Trust 2020-1
Credit Acceptance Auto Loan Trust 2020-2
Credit Acceptance Auto Loan Trust 2020-3
Credit Acceptance Auto Loan Trust 2021-2
Credit Acceptance Auto Loan Trust 2021-3
Credit Acceptance Auto Loan Trust 2021-4
Credit Acceptance Auto Loan Trust 2022-1
Credit Acceptance Auto Loan Trust 2022-3
Credit Acceptance Auto Loan Trust 2023-1
Credit Acceptance Auto Loan Trust 2023-2
Credit Acceptance Auto Loan Trust 2023-3
Credit Acceptance Auto Loan Trust 2023-5
Credit Acceptance Auto Loan Trust 2024-A
Credit Acceptance Auto Loan Trust 2024-1
Credit Acceptance Auto Loan Trust 2024-2
Credit Acceptance Auto Loan Trust 2024-3
Credit Acceptance Auto Loan Trust 2025-1
Credit Acceptance Auto Loan Trust 2025-2
Credit Acceptance Auto Loan Trust 2026-1
Credit Acceptance Auto Loan Trust 2026-2
Credit Acceptance Corporation of South Dakota, Inc.
Credit Acceptance Funding LLC 2018-1
Credit Acceptance Funding LLC 2018-2
Credit Acceptance Funding LLC 2018-3
Credit Acceptance Funding LLC 2019-1
Credit Acceptance Funding LLC 2019-2
Credit Acceptance Funding LLC 2019-3
Credit Acceptance Funding LLC 2020-1
Credit Acceptance Funding LLC 2020-2
Credit Acceptance Funding LLC 2020-3
Credit Acceptance Funding LLC 2021-1
Credit Acceptance Funding LLC 2021-2
Credit Acceptance Funding LLC 2021-3
Credit Acceptance Funding LLC 2021-4
Credit Acceptance Funding LLC 2022-1

Credit Acceptance Funding LLC 2022-2
Credit Acceptance Funding LLC 2022-3
Credit Acceptance Funding LLC 2023-1
Credit Acceptance Funding LLC 2023-2
Credit Acceptance Funding LLC 2023-3
Credit Acceptance Funding LLC 2023-A
Credit Acceptance Funding LLC 2023-5
Credit Acceptance Funding LLC 2024-A
Credit Acceptance Funding LLC 2024-1
Credit Acceptance Funding LLC 2024-2
Credit Acceptance Funding LLC 2024-3
Credit Acceptance Funding LLC 2024-B
Credit Acceptance Funding LLC 2025-1
Credit Acceptance Funding LLC 2025-2
Credit Acceptance Funding LLC 2026-1
Credit Acceptance Funding LLC 2026-2
Vehicle Remarketing Services, Inc.
VSC Re Company